UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2013

HANMI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, PH-A Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (213) 382-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c). Appointment of Certain Officers.

On April 11, 2013, Hanmi Financial Corporation ("Hanmi") announced the appointment of Mr. Shick (Mark) Yoon, age 45, as the permanent Chief Financial Officer of Hanmi and its wholly owned subsidiary, Hanmi Bank (the "Bank"), effective immediately.

Most recently, immediately prior to Mr. Yoon's appointment as permanent Chief Financial Officer of Hanmi and the Bank, Mr. Yoon was serving as Hanmi's interim Chief Financial Officer, Senior Vice President and Chief Strategy Officer. Mr. Yoon started serving as Hanmi's Senior Vice President and Chief Strategy Officer in November 2011, and was appointed as interim Chief Financial Officer in October 2012. As interim Chief Financial Officer, Mr. Yoon directed the financial affairs of Hanmi and the Bank, and as Chief Strategy Officer, Mr. Yoon formulated and implemented tactical and strategic plans for Hanmi. From September 2008 until October 2011, Mr. Yoon served as Hanmi's Deputy CFO, Treasurer, and Senior Planning Officer, and in those roles, he oversaw and directed various financial functions, including investments, asset/liability management, liquidity management, and capital raising efforts. Prior to joining Hanmi, Mr. Yoon served as Controller at First Standard Bank in Los Angeles from January 2008 to July 2008. Mr. Yoon also held M&A advisory and management consulting positions at Effectuare Corp. from October 2002 to January 2008, and IGS Consulting Group from February 2001 to December 2005, where he provided financial and management consulting services to a number of middle-market companies, including community banks. From August 1997 to February 2001, Mr. Yoon was a senior auditor at Deloitte & Touche in Los Angeles. Mr. Yoon received a Master of Science degree in Accounting, with an emphasis in Financial Accounting and Finance, and a Bachelor of Science degree in Business Administration, from the University of Southern California. Mr. Yoon is also a Certified Public Accountant, Certified Valuation Analyst, and Level III candidate in a Chartered Financial Analyst program.

Mr. Yoon is eligible to participate in Hanmi's standard employee benefits plans, including its 401(k) Plan, however, Mr. Yoon is not party to and will not participate in any other material plan, contract or arrangement as Chief Financial Officer. There are no transactions in which Mr. Yoon has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release Mr. Yoon's appointment as Hanmi's Chief Financial Officer is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Hanmi Financial Corporation, dated April 11, 2013, announcing the appointment of Mr. Shick (Mark) Yoon as its Chief Financial Officer.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION (Registrant)
April 11, 2013 (Date)	/s/ JAY S. YOO Jay S. Yoo President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Hanmi Financial Corporation, dated April 11, 2013, announcing the appointment of Mr. Shick (Mark) Yoon as its Chief Financial Officer.